UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

B. RILEY PRINCIPAL MERGER CORP. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On November 5, 2020, B. Riley Principal Merger Corp. II issued the following press release.

B. RILEY PRINCIPAL MERGER CORP II Announces Transfer of Listing to NASDAQ IN CONNECTION WITH ITS PROPOSED BUSINESS COMBINATION WITH EOS

New York, NY – November 5, 2020 /PRNewswire/– B. Riley Principal Merger Corp. II (NYSE: BMRG) (“BMRG” or the “Company”) announced today that it intends to voluntarily transfer the listing of its shares of common stock and warrants to The Nasdaq Capital Market (“Nasdaq”) from the New York Stock Exchange (the “NYSE”) following the completion of its previously announced business combination (the “Business Combination”) with Eos Energy Storage LLC (“Eos”), which is expected to close on or around November 16, 2020. In connection with the closing of the Business Combination, BMRG will change its name to Eos Energy Enterprises, Inc. The Company expects its common stock and warrants to commence trading on Nasdaq the day after the closing of the Business Combination under the symbols “EOSE” and “EOSEW,” respectively. BMRG’s Class A common stock and warrants will continue to trade on the NYSE until the transfer is complete.

The decision to list on Nasdaq was made in consideration of the Business Combination and enables the post-combination company to be listed alongside the other innovative technology companies that are also listed on Nasdaq. At the closing of the Business Combination, BMRG will also delist its units, shares of common stock and warrants from the NYSE. The Nasdaq listing and NYSE delisting are subject to the closing of the Business Combination and fulfillment of all Nasdaq listing requirements.

About B. Riley Principal Merger Corp. II

BMRG was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

About Eos Energy Storage LLC

Eos is on a mission to accelerate clean energy by deploying stationary storage solutions that can help deliver the reliable and cost-competitive power that the market expects in a safe and environmentally sustainable way. Eos has been pursuing this opportunity since 2008 when it was founded. Eos has more than 10 years of experience in battery storage testing, development, deployment, and operation. The Eos Aurora® system integrates Eos’ aqueous, Znyth® technology to provide a safe, scalable, and sustainable alternative to lithium-ion. https://eosenergystorage.com

Additional Information and Where to Find It

In connection with the Business Combination, the Company filed a definitive proxy statement (the “Business Combination Proxy Statement”), with the U.S. Securities and Exchange Commission (the “SEC”) containing a full description of the terms of the Business Combination. Investors and security holders of the Company are advised to read the definitive Business Combination Proxy Statement and any supplements and/or amendments thereto, filed in connection the Business Combination, as these materials will contain important information about the Business Combination. The definitive Business Combination Proxy Statement, including any supplements and/or amendments thereto, has been mailed to the Company’s stockholders of record as of October 22, 2020, the record date established for the special meeting of stockholders relating to the Business Combination. Stockholders can obtain copies of the Business Combination Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: B. Riley Principal Merger Corp. II, 299 Park Avenue, 21st Floor, New York, NY 10171.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Business Combination described herein under the rules of the SEC. Information about those directors and executive officers and a description of their interests in the Company is contained in the Business Combination Proxy Statement. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of the Company to complete the contemplated Business Combination with Eos; matters discovered by Eos or the Company as they complete their respective due diligence investigation of the other; the risk that the approval of the stockholders of the Company for the Business Combination is not obtained; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of funds available in the Company’s trust account following any redemptions by the Company stockholders; the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the proposed Business Combination; costs related to the proposed Business Combination; and those factors discussed in the Business Combination Proxy Statement under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-Solicitation

The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Contacts

For B. Riley Principal Merger Corp. II

Investors	Media
Daniel Shribman	Scott Cianciulli
dshribman@brileyfin.com	press@brileyfin.com

For Eos Energy Storage LLC

Investors	Media
Ed Yuen	James McCusker
ir@eosenergystorage.com	media@eosenergystorage.com

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